                                                                      EXHIBIT 24

                            DIRECTORS AND OFFICERS OF
                               THE TIMKEN COMPANY

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

            THE TIMKEN COMPANY SAVINGS AND STOCK INVESTMENT PLAN FOR
                      TORRINGTON NON-BARGAINING ASSOCIATES

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby: (1) constitutes and appoints Glenn A. Eisenberg, William R. Burkhart and Scott A. Scherff, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of the Company's Common Shares, without par value, issuable pursuant to The Timken Company Savings and Stock Investment Plan for Torrington Non-Bargaining Associates (the "Plan") and, if required, the related participation interests under the Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 11th day of March 2003.




          /s/ Glenn A. Eisenburg                      /s/ Ward J. Timken
         ------------------------------------        ------------------------------------
         Glenn A. Eisenburg                          Ward J. Timken
         (Principal Financial Officer)

          /s/ Stanley C. Gault                        /s/ Ward J. Timken, Jr.
         ------------------------------------        ------------------------------------
         Stanley C. Gault                            Ward J. Timken, Jr.


          /s/ James W. Griffith                       /s/ W. R. Timken, Jr.
         ------------------------------------        ------------------------------------
         James W. Griffith                           W. R. Timken, Jr.
         (Principal Executive Officer)

          /s/ John A. Luke, Jr.                       /s/ Joseph F. Toot, Jr.
         ------------------------------------        ------------------------------------
         John A. Luke, Jr.                           Joseph F. Toot, Jr.

         /s/ Robert W. Mahoney                       /s/ Martin D. Walker
         ------------------------------------        ------------------------------------
         Robert W. Mahoney                           Martin D. Walker

         /s/ Jay A. Precourt                         /s/ Jacqueline F. Woods
         ------------------------------------        ------------------------------------
         Jay A. Precourt                             Jacqueline F. Woods

          /s/ John M. Timken, Jr.                    /s/ Sallie B. Bailey
         ------------------------------------        ------------------------------------
         John M. Timken, Jr.                         Sallie B. Bailey
                                                     (Principal Accounting Officer)